QuickLinks -- Click here to rapidly navigate through this document

Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, the Chief Executive Officer of TeleTech Holdings, Inc. (the "Company"), hereby certifies that, to his knowledge on the date hereof:

  (a)
  the Form 10-Q of the Company for the quarter ended September 30, 2011 filed on the date hereof with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

  (b)
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ KENNETH D. TUCHMAN Kenneth D. Tuchman Chairman and Chief Executive Officer

Date: November 2, 2011

QuickLinks

  Exhibit 32.1